Application For Variable Immediate Annuity With                                 AID ASSOCIATION FOR LUTHERANS
Association For Lutherans, (AAL),
A Fraternal Benefit Society, Appleton, WI 54919                                 4321 N Ballard Road. AppIeton, WI 549I9-0001

Section 1  -  Replacement
-----------------
     Yes No
    __   __ Is this certificate intended to replace any part of, or all of, another insurance company's life or annuity contract?
    __   __ Is this certificate intended to replace any part of, or all of, an AAL certificate?
    __   __ Is a 1035 exchange desired?
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Section 2 - Proposed Annuitant
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Name (print title, first, middle, last, and suffix name, as applicable)

------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------ -----------------------------------------------------------------------------------------
Social Security number        Date of birth (mo/day/yr)          Sex            Residence state

------------------------------------------ -----------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Section 3 - Proposed Joint Annuitant (Joint Life Income Only)
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Name (print title, first, middle, last, and suffix name, as applicable)

------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Social Security number        Date of birth (mo/day/yr)          Sex            Residence state

------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Section 4 - Proposed Owner / Applicant (If different than Annuitant)
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Name of entity / trust (print name / title, as applicable)

------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Tax ID                        Type of owners:
                              ____   Trust                       ______________________________
------------------------------------------------------------------------------------------------------------------------------------
Authorized person(s) / trustee(s) who can sign on behalf of entity / trust:
1.
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
2.
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Section 5-Immediate Annuity Product Information
------------------------------------------------------------------------------------------------------------------------------------
--------------------------- --------------------------------------------------------------------------------------------------------
Single premium                Single Premium Allocation: Must total 100% and be in whole numbers.



---------------------------
---------------------------                                                     Small Company Stock   %
$____________                 Money Market   %    Fixed Account         %       International         %
                              Stock          %    High Yield Bond       %
                              Balanced       %    Large Company Stock   %
                              Bond           %
--------------------------- --------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Income frequency         __Monthly      __Quarterly         __Semi-annually     __ Annually         __Annual Paid Monthly
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Payment method           __ EFT - Direct deposit

Assumed Investment Return     __ 3%     __ 4%     __ 5%     Payment date:       ___ Day of month payment is distributed.
------------------------------------------------------------------------------------------------------------------------------------


Contract Option

__ Irrevocable - I have selected an irrevocable income, and understand that this option provides an income of periodic payments for the terms I have elected. Once the irrevocable income is accepted, it cannot be surrendered for cash, amended, revoked, or changed in any manner. In addition, the cash value cannot be transferred to any other settlement option. I understand that AAL cannot reverse or reissue the income after I have accepted it.

__ Revocable - I have selected a revocable income, and understand that this option provides an income of periodic payments for the term I have elected. This income can be surrendered for cash if surrendered in the guaranteed payment period. In addition, if I elect a partial withdrawal the remaining value will be placed into a new income at the then current rates.




VM8026 N11-98                                                 Page 1

Income Options
------------------------------------------------------------------------------------------------------------------------------------
__ Life Income
  __ Single  __ Joint              Joint income reduction factor   __ 1/2   __ 1/3   __1/4   __ 0
Guaranteed payment period:         ___Year(s)   ___ Month(s)
__ Fixed Period     __ Year(s)     ___ Month(s)
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Plan Type:
__ Regular Annuity - Not Pension   __ Roth IRA - Contributory                             __ Self Employed - Money Purchase
__ IRA                             __ Roth IRA Rollover/Transfer - Contributory           __ Self Employed - Profit Sharing
__ IRA - Spousal                   __ Roth IRA Rollover/Transfer - Conversion             __ Corporate  - Money Purchase
__ IRA - Regular Rollover          __ Roth IRA - Conversion                               __ Corporate - Profit Sharing
__ IRA - Direct Rollover           __ TSA                                                 __ SEP
__ IRA - Transfer                  __ TSA - Transfer                                      __  __________________
                                   __ Other - __________________________
------------------------------------------------------------------------------------------------------------------------------------

Telephone Authorization:    ___ Yes       ___ No

By checking "Yes" above, the owner agrees and understands as follows:
1. AAL is authorized to accept and act upon telephone instructions from me for the following purposes: reallocation of annuity units, address changes, and any other transaction made available by AAL for telephone transfer. Any transfers shall be made on the annuity unit values determined following AAL's receipt of instructions in proper order.

2. AAL may refuse telephone instructions if the caller cannot provide proper identification of person or account. Without prior disclosure, AAL may record any telephone conversation containing such instructions. If AAL acts in good faith upon the telephone instructions, AAL (and any affiliate or agent) will not be liable for any loss, expense or cost arising out of any telephone instructions.

3. AAL may modify, suspend, or discontinue this privilege at any time without prior notice. The privilege is subject to terms of the certificate, the current prospectus, and any other rules enacted by AAL. This authorization is valid until written cancellation notice, signed by me, is received by AAL. All terms are binding on my agents, heirs, and assigns.

Section 6 - Premium Information
Single Premium paid by:

--------------------------------------------------------------------- --------------------------------------------------------------
                                      Type                                                         Amount
--------------------------------------------------------------------- --------------------------------------------------------------
--------------------------------------------------------------------- --------------------------------------------------------------
Check/Money Order                                                     $
--------------------------------------------------------------------- --------------------------------------------------------------
--------------------------------------------------------------------- --------------------------------------------------------------
Internal Rollover / Transfer / 1035 Exchange                          $
--------------------------------------------------------------------- --------------------------------------------------------------
--------------------------------------------------------------------- --------------------------------------------------------------
External Rollover / Transfer / 1035 Exchange                          $
--------------------------------------------------------------------- --------------------------------------------------------------
--------------------------------------------------------------------- --------------------------------------------------------------
Loan                                                                  $
--------------------------------------------------------------------- --------------------------------------------------------------
--------------------------------------------------------------------- --------------------------------------------------------------
Complete Withdrawal / Surrender                                       $
--------------------------------------------------------------------- --------------------------------------------------------------
--------------------------------------------------------------------- --------------------------------------------------------------
Surplus Refunds                                                       $
--------------------------------------------------------------------- --------------------------------------------------------------
--------------------------------------------------------------------- --------------------------------------------------------------
Partial Withdrawal                                                    $
--------------------------------------------------------------------- --------------------------------------------------------------
--------------------------------------------------------------------- --------------------------------------------------------------
CD Transfer or Non-IRA/Pension Asset Transfer                         $
--------------------------------------------------------------------- --------------------------------------------------------------
--------------------------------------------------------------------- --------------------------------------------------------------
Other -                                                               $
--------------------------------------------------------------------- --------------------------------------------------------------
--------------------------------------------------------------------- --------------------------------------------------------------
Total Single Premium Amount                                           $
--------------------------------------------------------------------- --------------------------------------------------------------
--------------------------------------------------------------------- --------------------------------------------------------------
First tax year                                                        Second tax year
                                                                      Amount                       Tax year
Amount                                Tax year                        $
$
                                                                      --------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Section 7 - Special Requests
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------




VM8026 N11-98                                                  Page 2

Section 8 - Beneficiary  Designation

If you are completing the application on paper, complete a Beneficiary designation form printed from the Forms System.







VM8026 N11-98                                                  Page 3

Section 9- Agreement And Authorization I understand and agree that:

1. I have personally read (or had read to me) and verified all statements and answers provided to the AAL representative as part of this application.

2. This application will become part of the variable immediate annuity contract.

3. No change in this application shall be made without the owner's written consent.

4. No representative of AAL is authorized to change or waive any terms of this agreement or to make any promises or representations other than those contained in this agreement.

5. AAL reserves the right to allocate any of the single payment amount allocated to the variable subaccounts to the money market subaccount until the expiration of the free look period in those states that require a full refund of premium paid during the free look period. More detailed information on the allocation of the single payment during the free look period is contained in the prospectus.

6. Under the immediate annuity contract applied for, the Annuity Payments, when based on the performance of the Variable Account, are not guaranteed as to dollar amount (except for the first payment).

7. I have received and reviewed the current prospectus for the AAL Variable Immediate Annuity and underlying mutual funds. I understand the provisions of the prospectus and agree to its terms.

8. The proposed annuitant / member will be the owner unless someone else is designated in Section 4.


I have read (or have had read to me) the statements and answers made on this application. The signature below applies to all sections and statements on this application.

Signed at ________________________________________   ____________________
                     City                            State


--------------------------------------------------------------------------------
Signature of proposed annuitant / member
Date signed (mo/day/yr)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Signature of proposed joint annuitant / member
Date signed (mo/day/yr)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Signature of owner / applicant
Date signed (mo/day/yr)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Signature of owner / applicant
Date signed (mo/day/yr)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Caution: If your answers on this application are incorrect or untrue, AAL may have the right to deny benefits or rescind your certificate.

--------------------------------------------------------------------------------

I certify that I have asked all questions and recorded all answers as they were given to me and reviewed these with the proposed annuitant / owner.

To the best of my knowledge, the certificate applied for __ is ___ is not intended to replace any part of, or all of, another life insurance or annuity contract.



Signature of AAL representative                    Date signed (mo/day/yr)


                                                   DR name / Code number / ID



VM8026 N11-98                                                  Page 4

Section 10 - Representative's Information

Yes   No
        1. (a) Do you claim production credit on an assigned congregation basis? If no, explain -
           Complete  only if you are the servicing  representative  but not the DR of the branch listed.
           ---------------------------------------------------------------------
           Service override number        Reason for override
           ---------------------------------------------------------------------

          (b) Should the  application  credit be split? If yes, list split below and give reason.
---------------------------------------------------- ----------------------- ---
Agent Identification Number     Split Percent *          * Note:
--------------------------------------------------------------------------------
                                                         The total split percent
                                                         must equal 100%.
---------------------------------------------------- ----------------------- ---
           (c) Reason for credit split - _______________________________________

        2. (a) Does the proposed annuitant have any other applications pending or being submitted other than this application? If yes, list below.

           (b) Does  any  other  family  member  have  applications
           pending with AAL? If yes, list below.
-------------------------------- --------------- -------------------------------
Name                              Date Applied               Plan
-------------------------------- --------------- -------------------------------
-------------------------------- --------------- -------------------------------

-------------------------------- --------------- -------------------------------
-------------------------------- --------------- -------------------------------

-------------------------------- --------------- -------------------------------
-------------------------------- --------------- -------------------------------

-------------------------------- --------------- -------------------------------
-------------------------------- --------------- -------------------------------

-------------------------------- --------------- -------------------------------

        3. Will this application be electronically transmitted?

Additional Details
--------------------------------------------------------------------------------
To the best of my knowledge and belief:
Required disclosures, Buyer's Guide, and Receipt Of Payment were left with the owner.
--------------------------------------------------------------------------------

Signature of AAL representative / Date signed (mo/day/yr)

--------------------------------------------------------------------------------




VM8026 N11-98                                                  Page 5